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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 19, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                    001-32312               98-0442987
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

  3399 Peachtree Road NE, Suite 1500, Atlanta, GA                30326
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 19, 2006, Novelis Inc. (the "Company") amended the Novelis Conversion Plan of 2005 (the "Amended Plan"). The board of directors originally adopted the Novelis Conversion Plan on January 6, 2005 (the "Original Plan") to allow for all Alcan stock options held by employees of Alcan who became our employees following our spin-off from Alcan to be replaced with options to purchase our common shares. Similar to the Original Plan, the Amended Plan provides that new options may be granted under the Conversion Plan (although none have been granted), all options expire ten years from their date of grant, all converted options that were vested on the spin-off date continue to be vested, and all unvested options as of the spin-off date vest in four equal annual installments beginning on January 6, 2006. However, the Amended Plan will now allow the immediate vesting of all options upon the death or retirement of the optionee, whereas the Original Plan did not provide for such immediate vesting upon death or retirement. The Amended Plan is filed with this report as
Exhibit 10.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

10.1   Novelis Conversion Plan of 2005, as amended on October 19, 2006

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        NOVELIS INC.


Date:  October 24, 2006                                 By: /s/ Nichole Robinson
                                                            --------------------
                                                            Nichole Robinson
                                                            Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number     Description
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10.1       Novelis Conversion Plan of 2005, as amended on October 19, 2006